The Organics ETF

Schedule of Investments (unaudited)

January 31, 2020

		Shares	Value

	Common Stocks - 99.8%
	Chemicals - 26.8%
	Bio On SpA*,#	4,250	$24,538
	Century Sunshine Group Holdings, Ltd.*	1,715,000	45,278
	Chr Hansen Holding AS	19,129	1,426,303
	Treatt PLC	42,106	286,402

			1,782,521
	Food & Staples Retailing - 16.4%
	Natural Grocers by Vitamin Cottage, Inc.	10,529	95,288
	Sprouts Farmers Market, Inc.*	38,378	599,848
	United Natural Foods, Inc.*	32,600	234,720
	Village Super Market, Inc. - Class A	7,165	159,493

			1,089,349
	Food Products - 40.3%
	Ariake Japan Co., Ltd.	5,700	394,953
	Bubs Australia, Ltd.*	396,323	214,908
	Cal-Maine Foods, Inc.	7,756	276,812
	China Shengmu Organic Milk, Ltd. (144A)*	3,203,000	87,449
	Freedom Foods Group, Ltd.	86,212	278,762
	Hain Celestial Group, Inc.*	26,502	641,613
	Ichitan Group PCL	593,100	94,759
	John B Sanfilippo & Son, Inc.	3,394	286,114
	Rock Field Co., Ltd.	17,200	229,471
	SunOpta, Inc.*	62,660	169,182

			2,674,023
	Internet & Catalog Retail - 2.5%
	Oisix ra daichi, Inc.*	16,900	163,254
	Personal Products - 11.7%
	Blackmores, Ltd.	4,932	294,910
	L'Occitane International SA	124,000	263,493
	Midsona AB - Class B	39,546	220,734

			779,137
	Pharmaceuticals - 1.7%
	Green Organic Dutchman Holdings, Ltd.*	222,043	114,165
	Specialty Retail - 0.4%
	Naturhouse Health SAU	11,662	26,817

	Total Common Stocks (cost $8,739,210)		6,629,266

	Investment Companies - 0.4%
	Investments Purchased with Cash Collateral from Securities Lending - 0.0%
	Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº,£	155	155
	Money Markets - 0.4%
	State Street Institutional U.S. Government Money Market Fund, 1.5180% ºº	28,273	28,273

	Total Investment Companies (cost $28,428)		28,428

	Total Investments (total cost $8,767,638) - 100.2%		6,657,694

	Liabilities, net of Cash, Receivables and Other Assets - (0.2%)		(13,511)

	Net Assets - 100%		$6,644,183

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$2,322,316	34.9%
Denmark	1,426,303	21.4

Australia	788,580	11.8
Japan	787,678	11.8
United Kingdom	286,402	4.3
Canada	283,347	4.3
Luxembourg	263,493	4.0
Sweden	220,734	3.3
Thailand	94,759	1.4
China	87,449	1.3
Hong Kong	45,278	0.7
Spain	26,817	0.4
Italy	24,538	0.4
Total	$6,657,694	100.0%

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/20
Investment Companies — 0%
Investments Purchased with Cash Collateral from Securities Lending — 0%
Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº	$9,021∆	$—	$—	$155

	Market Value at 10/31/19	Purchases	Sales	Market Value at 1/31/20
Investment Companies — 0%
Investments Purchased with Cash Collateral from Securities Lending — 0%
Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº	$ 886,070	$313,500	$(1,199,415)	$155

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
PCL	Public Company Limited
PLC	Public Limited Company

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at January 31, 2020.
ºº	Rate reflects 7 day yield as of January 31, 2020.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the period ended January 31, 2020 is $87,449 which represents 1.3% of net assets.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2020.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks
Chemicals	$1,757,983	$—	$24,538
All Other	4,846,745	—	—
Investment Companies	28,273	155	—
Total Assets	$6,633,001	$155	$24,538

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period:

Level 2 to 3: Financial assets of $24,538 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statement other than the following:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund with such liquidation effective on or about March 17, 2020, or at such other time as may be authorized by the Trustees.